Exhibit 10.5

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

SECOND AMENDMENT TO GLOBAL COLLABORATION AGREEMENT

THIS SECOND AMENDMENT TO GLOBAL COLLABORATION AGREEMENT (this “Second Amendment”) is made and entered into as of the ___ day of December, 2013 (the “Second Amendment Effective Date”), by and between AstraZeneca LP, a Delaware limited partnership (“AstraZeneca”), and The Medicines Company, a Delaware corporation (“MDCO”).
WHEREAS, AstraZeneca and MDCO are parties to that certain Global Collaboration Agreement dated April 25, 2012 as amended by First Amendment to Global Collaboration Agreement dated as of July 24, 2012 (as so amended, the “Agreement”); and
WHEREAS, AstraZeneca and MDCO wish to amend the Agreement in accordance with the terms of this Second Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Second Amendment and other good and valuable consideration, AstraZeneca and MDCO agree as follows:

1.1.	Definitions.

1.2.	All capitalized terms not otherwise defined in this Second Amendment shall have the definitions provided in the Agreement.

1.3.	The following terms shall have their indicated meanings when used in this Second Amendment:

1.3.1.
“IHT Actuals” means, with respect to any Period, the number of tablets of the Product sold in Target Hospitals during such Period as determined by reference to AstraZeneca chargeback data and data provided by IMS Health Incorporated (or its successor) for the Product for such Period.

1.3.2.
“IHT Target” means, with respect to any Period, the target number of tablets of the Product to be sold in Target Hospitals during the Contract Quarters in such Period, as the same may be decreased (but not increased) by AstraZeneca from time to time.

1.4.	Amendments. The following amendments to the Agreement shall apply to all Periods commencing after the end of Period 3:

1.5.	Sections 4.1 (a), 4.3, 4.10 and 4.11 of the Agreement are deleted in their entirety.
2.2 Section 7.1 (b) of the Agreement is deleted and the following is substituted therefor:
“Beginning with the Contract Quarter beginning January 1, 2014 and with respect to each Contract Quarter thereafter during the Detailing Term, AstraZeneca shall pay to MDCO three million seven hundred fifty thousand dollars ($3,750,000) (each, a “Contract Quarter Detail Fee”) within thirty (30) days after the end of each such Contract Quarter.”

2.3	Sections 7 (c) through (e) of the Agreement are deleted and the following is substituted therefor:

“(c) Not later than the last day of the first month of each Contract Quarter, beginning with the Contract Quarter commencing on January 1, 2014, AstraZeneca and MDCO shall agree in writing on the IHT Target for such Contract Quarter. (For example, the Parties shall agree on the IHT Target for the first Contract Quarter in Period 4 by January 31, 2014.) If AstraZeneca and MDCO do not agree on the IHT Target by the last day of the first month of each such Contract Quarter, then AstraZeneca will establish the IHT Target for such Contract Quarter, which IHT Target will be consistent with the target used in determining incentive compensation for AstraZeneca’s Brilinta brand team for such Contract Quarter.
(i)    Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the first Contract Quarter of Period 4 ([**]), as follows:

If IHT Actuals for the first Contract Quarter of Period 4 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the first Contract Quarter of Period 4 if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(ii)     Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the second Contract Quarter of Period 4 ([**]), as follows:

If IHT Actuals for the second Contract Quarter of Period 4 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the second Contract Quarter of Period 4 if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(iii)     Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the first Contract Quarter ([**]) of Period 5, if any, as follows:

If IHT Actuals for the first Contract Quarter of Period 5 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the first Contract Quarter of Period 5, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(iv)     Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the second Contract Quarter ([**]) of Period 5, as follows:

If IHT Actuals for the second Contract Quarter of Period 5 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the second Contract Quarter of Period 5, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.
.
(v)     Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the first Contract Quarter ([**]) of Period 6, if any, as follows:

If IHT Actuals for the first Contract Quarter of Period 6 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the first Contract Quarter of Period 6, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(vi)     Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the second Contract Quarter ([**]) of Period 6, if any, as follows:

If IHT Actuals for the second Contract Quarter of Period 6 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the second Contract Quarter of Period 6, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(vii) Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the first Contract Quarter ([**]) of Period 7, if any, as follows:

If IHT Actuals for the first Contract Quarter of Period 7 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the first Contract Quarter of Period 7, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(viii)    Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the second Contract Quarter ([**]) of Period 7, as follows:

If IHT Actuals for the second Contract Quarter of Period 7 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the second Contract Quarter of Period 7, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(ix) Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the first Contract Quarter ([**]) of Period 8, if any, as follows:

If IHT Actuals for the first Contract Quarter of Period 8 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the first Contract Quarter of Period 8, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.

(x)    Not later than [**], AstraZeneca shall pay to MDCO an additional amount with respect to the second Contract Quarter ([**]) of Period 8, if any,, as follows:

If IHT Actuals for the second Contract Quarter of Period 8 are:	The payment amount shall be:
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than [**]% of the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than [**]% of the IHT Target for such Contract Quarter but less than the IHT Target for such Contract Quarter	[**] dollars ($[**])
Equal to or greater than the IHT Target for such Contract Quarter	[**] dollars ($[**])

For clarity, AstraZeneca shall not pay any additional amount with respect to the second Contract Quarter of Period 8, if any, if IHT Actuals for such Contract Quarter are less than [**]% of the IHT Target for such Contract Quarter.”

2.4. An amended Target Hospital list is annexed to this Second Amendment.

2.5 Section 16.2 (h) of the Agreement is deleted and the following is substituted therefor:

“If IHT Actuals for Period 4 are less than the IHT Target for Period 4, AstraZeneca may terminate this Agreement immediately on written notice to MDCO; provided that such notice, if given, must be given not later than ten (10) days after the delivery to MDCO of the IHT Actuals for the Territory for the last Contract Quarter of the Period.”

2.6. Section 16.2 (i) of the Agreement is deleted and the following is substituted therefor:

“If IHT Actuals for Period 4 are equal to or greater than the IHT Target for Period 4, MDCO may terminate this Agreement immediately on written notice to AstraZeneca; provided that such notice, if given, must be given not later than ten (10) days after the delivery to MDCO of the IHT Actuals for the Territory for the last Contract Quarter of Period 4.”

2.7. Section 16.3 (c) of the Agreement is deleted and the following is substituted therefor:

“If (i) AstraZeneca terminates this Agreement pursuant to Section 16.2(j), and (ii) IHT Actuals for Period 6 are equal to or greater than the IHT Target for Period 6, the Parties acknowledge and agree that such a termination will cause MDCO to suffer damages in an amount that is uncertain, not readily ascertainable and incapable of accurate calculation resulting from (A) the efforts and resources expended by MDCO in performance and contemplation of future performance under this Agreement and (B) MDCO’s forgoing other commercial opportunities because of this Agreement. On this basis, the Parties further acknowledge and agree that in the event of such a termination, if and only if IHT Actuals for the Period 6 are equal to or greater than the IHT Target for Period 6 AstraZeneca shall pay to MDCO an amount equal to five million dollars ($5,000,000) (the “Fourth Year Termination Fee”). The Parties acknowledge that the Fourth Year Termination Fee has been agreed upon, after negotiation, as a reasonable estimate of an amount to compensate MDCO for the efforts and resources expended and opportunities foregone by MDCO. The Fourth Year Termination Fee shall be MDCO’s sole and exclusive remedy in respect of a termination by AstraZeneca pursuant to Section 16.2(j) if IHT Actuals for Period 6 are equal to or greater than the IHT Target for Period 6, and the Fourth Year Termination Fee is, therefore, not a penalty but rather constitutes liquidated damages in a reasonable amount that will compensate MDCO for the efforts and resources expended and opportunities foregone by MDCO. For clarity, AstraZeneca’s termination of this Agreement pursuant to Section 16.2(j) shall not constitute a breach of this Agreement, and AstraZeneca shall have no obligation to pay the Fourth Year Termination Fee if IHT Actuals for Period 6 are less than the IHT Target for Period 6.”

1.6.	No Other Changes. Except as explicitly set forth in this Second Amendment, no amendment or modification to the Agreement is made hereby.

1.7.
Counterparts; Facsimile Execution. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Second Amendment delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.

Remainder of page left blank. Signature page follows.

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed by its duly authorized officers as of the Second Amendment Effective Date.
AstraZeneca LP

By: /s/ illegible
Name:
Title:

The Medicines Company

By:/s/ Brent Furse
Name: Brent Furse
Title: Senior Vice President, Chief Customer Officer

Target Hospital List

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 39 pages were omitted. [**]